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                                                                  EXHIBIT 10 (n)
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                        COMPUTER TASK GROUP, INCORPORATED



                  EXECUTIVE COMPENSATION PLANS AND ARRANGEMENTS




The following is a list of all plans, management contracts and compensatory arrangements in which the executive officers of the Company participate and where they can be found:

     Stock Purchase Agreement with Randolph A. Marks - Registration Statement No. 2-71086 on Form S-7 filed on February 27, 1981.

     First Employee Stock Purchase Plan (Eighth Amendment and Restatement) - Annual Report on Form 10-K for the year ended December 31, 1996, Exhibit 10(p).

     Disability Insurance and Health Arrangements - Amendment No. 1 to Registration Statement No. 2-71086 on Form S-7 filed on March 24, 1981.

     Executive Supplemental Benefit Plan 1997 Restatement, - Quarterly Report on Form 10-Q for the quarter ended March 28, 1997.

     1991 Employee Stock Option Plan, as Amended - Annual Report on Form 10-K for the year ended December 31, 1996, Exhibit 10(o).

     1991 Restricted Stock Plan - Annual Report on Form 10-K for the year ended December 31, 1996, Exhibit 10(q).

     Management Stock Purchase Plan - definitive Proxy Statement dated March 27, 1992, Appendix A.

     CTG Non-Qualified Key Employee Deferred Compensation Plan - Annual Report on Form 10-K for the year ended December 31, 1995, Exhibit 10(cc).



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